SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 14, 2005


                               Tesoro Corporation
             (Exact name of registrant as specified in its charter)


            Delaware                  1-3473                 95-0862768
  (State or other jurisdiction     (Commission             (IRS Employer
        of incorporation)          File Number)          Identification No.)


        300 Concord Plaza Drive                             78216-6999
          San Antonio, Texas                                (Zip Code)
(Address of principal executive offices)


                                 (210) 828-8484
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On January 14, 2005 Tesoro issued a press release (the "Press Release") announcing certain projected financial results for the fourth quarter ended December 31, 2004. The Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this report is being furnished, not filed, pursuant to Item
2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this report, including the press release, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


Item 9.01  Financial Statements and Exhibits.

     (c)   Exhibits.

           99.1    Press Release issued on January 14, 2005 by Tesoro
                   Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 14, 2005


                           TESORO CORPORATION


                           By:  /s/ BRUCE A. SMITH
                               ---------------------------
                                    Bruce A. Smith
                               Chairman of the Board of Directors,
                               President and Chief Executive Officer

                                Index to Exhibits


Exhibit Number                     Description


     99.1            Press Release issued on January 14, 2005 by Tesoro
                     Corporation.